Supplement dated November 12, 2025

to the Prospectus, Initial Summary Prospectus, and Updating Summary Prospectus,

each dated April 28, 2025 (each a “Prospectus”), as supplemented, for:

Apex VUL®

On or prior to April 19, 2024, issued by Massachusetts Mutual Life Insurance Company in all states.

After April 19, 2024, issued by Massachusetts Mutual Life Insurance Company in California and New York

and by C.M. Life Insurance Company in all other states.

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This Supplement amends certain information in the above-referenced Prospectuses. Capitalized terms used in this Supplement are defined in your Prospectus unless otherwise defined here.

Plan of Liquidation of the Vest US Large Cap 10% Buffer Strategies VI Fund

On October 1, 2025, the Board of Trustees of World Funds Trust approved a Plan of Liquidation for the Vest US Large Cap 10% Buffer Strategies VI Fund (the “Fund”). The Fund is expected to liquidate on or about December 15, 2025 (the “Liquidation Date”).

Closure of the Fund to Investments

Effective December 1, 2025, the Fund will no longer be available for investment. As a result, beginning on that date, you may no longer allocate any premium payments to the Separate Account Division investing in the Fund (the “Vest Division”) or transfer any funds into the Vest Division, including as part of your Portfolio Rebalancing Program or Dollar Cost Averaging Program.

Transfer of Account Value from the Liquidated Fund

On the Liquidation Date, any Account Value remaining in the Vest Division will be automatically transferred to the Separate Account Division investing in the MML U.S. Government Money Market Fund (the “Money Market Division”) and will remain in the Money Market Division unless you request to transfer those funds to another investment choice available under your policy.

If you do not want your Account Value automatically transferred to the Money Market Division, we must receive your request in Good Order at our Administrative Office by the close of business (4:00 p.m. Eastern Time) on December 12, 2025.

From the date of this Supplement to the Liquidation Date, and for 30 calendar days after the Liquidation Date, any such transfers will not count toward transfer limits imposed by our frequent trading and market timing policies.

Impact on Future Premium Payment Allocations

On the Liquidation Date, the Money Market Division will automatically replace the Vest Division if your premium payment allocation instructions require that all or a portion of your premium payment be allocated to the Vest Division.

To change your future premium payment allocations, you must send a request in Good Order to our Administrative Office.

Impact on Automatic Programs

On the Liquidation Date, the Money Market Division will automatically replace the Vest Division in all of the following automatic programs that utilized the Vest Division as an investment choice:

•	Portfolio Rebalancing Program*

•	Dollar Cost Averaging Program*

•	Directed Monthly Deduction Program

You may change your automatic program elections by submitting a request in Good Order to our Administrative Office.

* If you currently transfer Account Value from the Vest Division to the Money Market Division (or vice versa) as part of your Portfolio Rebalancing Program or Dollar Cost Averaging Program, your program will terminate effective as of the Liquidation Date unless you change the investment choices used in that program prior to that date.

If you have questions about this supplement, or other product questions, you may contact your registered representative, visit us online at www.MassMutual.com/contact-us, or call our Administrative Office at (800) 272-2216, 8 a.m.–8 p.m. Eastern Time.

For more information about the funds, read each fund prospectus. Prospectuses are available on our website at www.MassMutual.com.

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